Offerings - Offering: 1	Nov. 03, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.500% Notes due 2032
Amount Registered | shares	350,000,000
Maximum Aggregate Offering Price	$ 349,303,500.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 30,389.40
Offering Note	This "Calculation of Filing Fee Table" shall be deemed to update the "Calculation of Filing Fee Tables" in Registration Statement No. 333-293711.